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Equity Interest Pledge Agreement
股权质押协议

This Agreement is executed by and among the following Parties as of May 8th, 2021, in Shanghai:

本协议由以下各方于2021年5月8日在上海签订：

Party A (Pledgee): Shanghai Miting Creative Design Co., Ltd.（hereinafter referred to as the "Pledgee"）

Legal Representative: Qu Xiaodan

Address：Room 098, Floor 12, Building 1, No.588 Zixing Road, Minhang District, Shanghai

甲方（质权人）：上海米霆文化创意有限公司（以下简称"质权人"）

法定代表人：曲晓丹

住所：上海市闵行区紫星路588号1幢12层098室

Party B (Pledgor): Krypton Time (Beijing) Technology Co., Ltd.（hereinafter referred to as the "Pledgor"）

Legal Representative: Wang Yanzhi

Address：Room 1002, Floor 10, Building 7, Community 4, East Park of Wangjing, Chaoyang District, Beijing

乙方（出质人）：氪星时代（北京）科技有限公司（以下简称"出质人"）

法定代表人：王彦直

住所：北京市朝阳区望京东园四区7号楼10层1002

Party C (Target Company): Shanghai Jupiter Creative Design Co., Ltd.

Legal Representative: Qu Xiaodan

Address: Room 705, Building 22, No.785 Hutai Road, Jing 'an District, Shanghai

丙方（目标公司）：上海朱庇特创意设计有限公司（以下简称“目标公司”）

法定代表人：曲晓丹

住所：上海市静安区沪太路 785 号 22 幢 705 室

Each of Party A, Party B and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

甲方、乙方、丙方单称为“一方”，合称为“三方”。

WHEREAS:

鉴于：

1. Both Pledgee and the Target Company are limited liability companies duly incorporated and effectively existing under the PRC laws, and the Pledgor holds [56.96]% equity of the Target Company;The corresponding registered capital amount is RMB [13.273438] million.
   质权人以及目标公司均系依据中华人民共和国法律规定登记成立并有效存续的有限公司；出质人持有目标公司的【56.96】%股权；对应注册资本金额为人民币【1327.3438】万元。
2. The Pledgee, the Pledgor and the Target Company signed the Exclusive Call Option Agreement on May 8th, 2021; The Pledgee and The Pledgor signed the Proxy Agreement on May 8th, 2021; The Pledgee and the Target Company signed the Technical Consultation and Service Agreement on the May 8th, 2021. (hereinafter referred to as the “Transaction Agreements”). As a guarantee for the performance of the contractual obligations of the Pledgor and Target Company under the Transaction Agreements, the Pledgor agrees to pledge all the equity interests of the Target Company held by it to the Pledgee as the pledge guarantee in accordance with this Agreement.

质权人、出质人、目标公司于2021年5月8日签署了《独家购买权协议》，质权人、出质人双方于2021年5月8日签署了《股东权利委托协议》，质权人与目标公司双方于2021年5月8日签署了《技术咨询及服务协议》（以下合称"交易协议"）。作为出质人和目标公司履行其在交易协议项下的所有义务的担保，出质人同意根据本协议约定以其持有的目标公司全部股权向质权人提供质押担保。

Therefore, in accordance with the PRC Civil Code and other relevant laws and regulations, the Parties, on the basis of equality, voluntariness, honesty and credit, have reached the following agreement through consensus, with a view to complying with it together:

据此，三方根据《中华人民共和国民法典》等有关法律法规的规定，在平等自愿、诚实信用的基础上，经协商一致，约定如下，以期共同遵守：

1. **Equity Interest Pledge**

质押

1.1 The Pledgor hereby agrees to pledge all of equity interests of Target Company held by it (hereinafter referred to as the "Pledged Equity Interest") to the Pledgee so as to guarantee the full performance of the contractual obligations of it and the Target Company under the Transaction Agreements. For the avoidance of doubt, aforementioned "contractual obligations" refer to all obligations and responsibilities of the Pledgor and the Target Company as well as the representations, warranties and commitments made by them under in the Transaction Agreements.

出质人同意以其持有的目标公司的全部股权（以下简称"质押股权"）质押给质权人以担保其和目标公司在交易协议项下合同义务的全面履行。为免争议，前述"合同义务"是指出质人及目标公司在交易协议项下的所有义务和责任及在交易协议项下的陈述、承诺和保证。

1.2 The Pledgor agrees that the fact of the equity interest pledge hereunder shall be set forth in the register of shareholders of the Target Company within 3 days from the date of signing this Agreement and completing the registration for the equity interest pledge under this Agreement, and the Pledgor shall

deliver the origins of the registration documents of the Pledged Equity Interest, the register of shareholders and capital contribution certificates to the Pledgee for custody.

出质人同意在签署本协议并办理完本协议项下的股权质押登记后 3 日内，将本协议约定的股权质押情况载明于目标公司的股东名册上，并且出质人应将质押登记文件、股东名册及出资证明书等材料原件交由质权人保管。

1.3 The Pledgor shall, within 15 days from the execution date of this Agreement, complete the registration of equity interest pledge hereunder at the market supervision authority, and shall keep the equity interest pledge agreed in this Agreement continuously valid within the agreed term. The Target Company commits to make its best efforts to procure the Pledgor to complete the abovementioned registration.

出质人应当在本协议签署之日起 15 日内完成本协议项下的股权质押在市场监督管理机关的股权质押登记手续并维持本协议约定的股权质押在约定的期限内持续有效。目标公司承诺尽最大努力促使出质人完成上述登记。

1.4 Term of pledge: The pledge herein shall come into effect as of the date on which the registration of the equity interest pledge is completed by the market supervision authority, and the effective term of the pledge will be equal to the longest effective term set forth under the Transaction Agreements.

质押期限：本协议项下质押自市场监督管理机关完成对股权质押登记手续之日起生效，质押有效期与交易协议中最长有效期相同。

1.5 Within the term of this Agreement, unless it can be proved that there is a direct causal relationship between any intentional act or gross negligence of the Pledgee and the decrease in the value of the Pledged Equity Interest, the Pledgee shall not be responsible for such decrease, and the Pledgor shall not be entitled to pursue recourse or demand in any form from the Pledgee.

在本协议有效期间，除非可以证明因质权人的任何故意行为或重大过失与质押股权的价值减少存在直接的因果关系，否则质权人不对质押股权价值的任何减少负任何责任，出质人也无权对质权人进行任何形式的追索或提出任何要求。

1.6 Without prejudice to aforementioned Clause 1.5 herein, if significant decrease of the value of the Pledged Equity Interest which is enough to infringe the rights of the Pledgee occurs, the Pledgee may sell the Pledged Equity Interest at any time on behalf of the Pledgor in the way of selling at a discount, auction or selling off, and make agreement with the Pledgor on whether the proceeds therefrom shall be used to pay off the secured debt in advance or be deposited to the notary office where the Pledgee is located (and all expenses incurred thereby shall be borne by the Pledgor).

在不违反上述第 1.5 条规定的前提下，若质押股权有任何价值明显减少，足以损害质权人权利的，质权人可以随时代表出质人通过折价、拍卖或者变卖出售质押股权，并与出质人协议将质押股权折价、拍卖或者变卖所得价款用于提前清偿担保债务或者向质权人所在地公证机关提存(由此所生之任何费用全部由出质人承担)。

2. Pledge Right

质权

2.1 The scope secured by the equity interest pledge covers all the due amount payable to the Pledgee under the Transaction Agreements, including but not limited to loans, consultation service fees, liquidated damages (if any), compensation and all expenses for the realization of the creditor's right (including but not limited to attorney fees, legal costs, preservations fees, appraisal fees, auction fees, material fees, evaluation fees, audit fees and other costs).

股权质押担保的范围为质权人在交易协议项下的所有应得款项，包括但不限于借款、咨询服务费、违约金（如有）、赔偿金以及所有实现

债权的费用（包括但不限于律师费、诉讼费、保全费、鉴定费、拍卖费、材料费、评估费、审计费以及其他实现质权的费用等）。

2.2 Subject to the prior consent of the Pledgee, the Pledgor may increase its capital contribution to the Target Company. Any increase in equity interest of the Target Company held by the Pledgor for the reason attributable to the capital increase of the Target Company shall also be deemed as the Pledged Equity Interest.

经质权人事先同意，出质人可以对目标公司增资。出质人因目标公司增资而在目标公司注册资本中增加的股权比例亦属于质押股权。

2.3 The pledge is a priority enjoyed by the Pledgee over the proceeds generated from the disposal of the Pledged Equity Interest in the way of selling at a discount, auction or selling off, or in other ways.

质权系质权人所享有的，对出质人质押给质权人的质押股权进行折价、拍卖或变卖或是通过其他方式进行处置并就处置质押股权的所得价款优先受偿的权利。

3. Profits Arrangement related to the Pledged Equity Interest

质押股权收益安排

Within the effective term of pledge hereunder, the Pledgee shall be entitled to collect all profits (if any) accrued from the Pledged Equity Interest, including but not limited to dividends, interests and all cash or non-cash proceeds generated from the Pledged Equity Interest.

在本协议约定的质押有效期内，质权人有权收取质押股权产生的全部收益（如有），包括但不限于红利、股息和因质押股权产生的所有现金或非现金收益。

4. Release of the Pledge

股权质押的解除

After the Pledgor and the Target Company have fully and completely performed all the contractual obligations and paid off all the secured debts, the Pledgee shall, upon the request of the Pledgor, release the equity interest pledge hereunder and cooperate with the Pledgor to remove the registration of the equity interest pledge set in the register of shareholders of the Target Company, and complete the relevant registration at the market supervision authority in charge of the affairs related to the Target Company. The reasonable expenses arising from releasing the equity interest pledge shall be borne by the Pledgor.

在出质人和目标公司充分、完全地履行了交易协议项下的所有合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，解除本协议下的股权质押，并配合出质人办理在目标公司的股东名册内所作的股权质押之登记的注销，以及在管辖目标公司事务的相关市场监督管理部门进行登记。因解除股权质押而产生的合理费用由出质人承担。

5. Disposal of the Pledged Equity Interest

质押股权的处分

5.1 The Pledgor and the Target Company hereby agree that, in the event of any breach of contract under the Transaction Agreements by the Pledgor or the Target Company, the Pledgee, after providing written notice to the Pledgor, shall be entitled to exercise all rights and powers of remedy for breach of contract enjoyed by it in accordance with the PRC laws, the Transaction Agreements and this Agreement, including but not limited to the top priority over the proceeds generated from selling at a discount, auction or selling off of the Pledged Equity Interest. The Pledgee shall not be held responsible for any loss so incurred.

出质人、目标公司特此同意，如其发生任何交易协议项下的违约事件，则质权人有权在给予出质人书面通知后，行使质权人根据中国法律、交易协议及本协议条款而享有的全部违约救济权利和权力，包括但不限于从质押股权的折价、拍卖或变卖质押股权获得任何收益的第一优

先受偿权。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

5.2 The Pledgee shall be entitled to appoint its lawyers or other agents in writing to exercise any and all rights and powers aforementioned on its behalf, and the Pledgor shall not raise any objection in this respect.

质权人有权以书面方式指定其律师或其他代理人行使其上述的任何及所有权利和权力，出质人对此不得提出异议。

5.3 All reasonable expenses of the Pledgee arising from exercising any and all rights and powers aforementioned shall be borne by the Pledgor, and the Pledgee shall be entitled to deduct such expenses from any amount that the Pledgee receives from exercising such rights and powers.

质权人在行使上述任何或全部权利和权力时所产生的合理费用均由出质人承担，质权人有权从其行使权利和权力而获得的款项中如实扣除该等费用。

5.4 The amounts obtained by the Pledgee from exercising the above-mentioned rights and powers shall be disposed of in the following order:

质权人行使其权利和权力获得的款项，应按下列顺序处理：

（1） Pay all expenses arising from the disposal of Pledged Equity Interest and the Pledgee's performance of its rights and powers of (including any remuneration paid to its lawyers and agents);

支付因处分质押股权和质权人行使其权利和权力而产生的一切费用(包括支付其律师和代理人的任何报酬)；

（2） Pay the taxes payable due to the disposal of the Pledged Equity Interest; and

支付因处分质押股权而应缴的税费；和

（3） Repay the secured debts to the Pledgee.

向质权人偿还担保债务。

5.5 If there is any balance after deducting the abovementioned amounts, the Pledgee shall return the balance to the Pledgor or any other person who is entitled to such balance in accordance to the relevant laws and regulations, or deposit it to the notary office where the Pledgee is located (all expenses arising thereby shall be borne by the Pledgor).

扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人，或者向质权人所在地公证机关提存(由此所生之任何费用全部由出质人承担)。

6. Representations, Warranties and Commitments

陈述、保证与承诺

6.1 The Pledgee hereby represents and warrants as follows:

质权人陈述与保证如下：

（1） The Pledgee has all the rights and powers to execute and perform this Agreement, and has completed its internal legal authorization procedures.

质权人具有签署及履行本协议项下的所有权利与权力，并经过其内部合法的授权手续。

（2） The execution and performance of this Agreement by the Pledgee shall not violate any laws, regulations or government approval, authorization and other government regulations that are binding on or affecting it, nor violate any agreements executed or commitments made by the Pledgee to third parties.

质权人签署及履行本协议不违反任何对其有约束力或影响的法律法规的规定或政府批准、授权及其他政府规定，也不违反其与第三方签署的任何协议或作出的任何承诺。

6.2 The Pledgor hereby warrants and commits as follows:

出质人保证与承诺如下：

（1） The Pledgor has all the rights and powers to execute and perform this Agreement, and has completed its internal legal authorization procedures.

出质人具有签署及履行本协议项下的所有权利与权力，并经过其内部合法的授权手续。

（2） The execution and performance of this Agreement by the Pledgor shall not violate any laws, regulations or government approval, authorization and other government regulations that are binding on or affecting it, nor violate any agreements executed or commitments made by the Pledgor to third parties.

出质人签署及履行本协议不违反任何对其有约束力或影响的法律法规的规定或政府批准、授权及其他政府规定，也不违反其与第三方签署的任何协议或作出的任何承诺。

（3） As of the execution date of this Agreement, except for the equity interest pledge agreed hereunder, none of the equity interests of the Target Company held by the Pledgor has any defects of right, nor any encumbrance, and the Pledgor has not made any offer to transfer all or part of the equity interests of the Target Company to a third party, or made any commitment to any offer of purchasing all or part of the equity interests of the Target Company from a third party, nor has it executed any agreement that may affect the integrity, validity and legality of the Pledgor 's shareholders' rights.

截止本协议签署日，除本协议约定的股权质押外，出质人持有的全部或部分目标公司股权无任何权利瑕疵，其股权上也未设置质押等权利负担，出质人也未向第三方发出转让全部或部分目标公司股权的要约，或对第三方受让全部或部分目标公司股权的要求作出承诺，也未签署任何可能影响出质人股东权利的完整性、有效性、合法性的文件。

（4） Within the term of pledge, without prior written consent of the Pledgee, the Pledgor shall not set any encumbrance on the equity interests of the Target Company held by it, transfer all or part of the

equity interests of the Target Company, or dispose of the equity interests thereof in any way; shall not execute legal documents or make commitments related to the aforementioned matters; and shall not express its consent or support to the aforementioned facts and documents at the shareholders' meeting.

在质押期限内，未经质权人事先书面同意，出质人不得在持有的目标公司股权上设置质押等权利负担或对外转让全部或部分股权，也不得采取任何方式处置目标公司股权；也不得签署与前述事宜相关的法律文件或作出承诺，不得在股东会上作出同意或支持前述事实及文件的意思表示。

（5） Immediately inform the Pledgee of any right or event or any notice which may affect the rights related to the Pledged Equity Interest.

将任何可能影响质押股权权利的权利或事件或收到的通知立即告知质权人。

（6） If the Pledgee is required to provide relevant certificates, documents, complete relevant formalities or sign relevant legal documents for the disposal of Pledged Equity Interest in the future, the Pledgor shall unconditionally provide the aforementioned documents, and provide various necessary assistance for the Pledgee to dispose of the Pledged Equity Interest.

如未来质权人处置质押股权的需要提供相关证明、文件、办理相关手续的或签署相关法律文件，出质人应无条件提供前述文件，并为质权人处置质押股权提供各种必要的协助。

（7） The Pledgor hereby warrants to the Pledgee that the aforementioned representations and warranties are true and accurate in all aspects and under all circumstances, until all the contractual obligations have been fully performed or all the secured debts have been fully repaid.

出质人向质权人保证上述声明及保证在所有方面和所有情况下都将是真实和准确的，直到所有合同义务全部履行或担保债务全部偿还完毕。

6.3 The Target company hereby warrants and commits to the Pledgee as follows:

目标公司向质权人承诺如下：

（1） The Target Company is duly incorporated and legally existing under the PRC laws as a joint-stock limited company, and it has independent legal personality; has completely independent legal status and legal capacity to implement, deliver and perform this Agreement; and is entitled to an independent subject of litigation.

目标公司是根据中华人民共和国法律正式成立并合法存续的股份有限公司；其具有独立的法人资格；其具有执行、交付和履行本协议的完全独立的法律地位和法律行为能力；其可以构成一个独立的诉讼主体。

（2） The Target Company has obtained all necessary shareholders' authorization to implement and to deliver this Agreement and any other documents relating to the expected transaction hereunder, and the Target Company has all powers and shareholders' authorization to complete the proposed transaction under the Agreement.

目标公司已经获得所有必要的股东授权来执行和交付本协议以及本协议项下预期交易相关的任何其他文件，目标公司拥有完成本协议项下预期交易的全部权力和股东授权。

（3） The Target Company hereby commits to the Pledgee that the abovementioned representations and warranties are true and accurate in all aspects and under all circumstances until all the contractual obligations have been fully performed or the all secured debts have been fully repaid.

目标公司在此向质权人承诺，上述陈述和保证在所有方面和所有情况下都是真实和准确的，直到所有合同义务已经完全履行或担保债务已完全偿还。

7. **Changes in Circumstances**

情势变迁

As a supplementary provision, without prejudice to any other provision of the Transaction Agreements and this Agreement, if the Pledgee may consider, at any time, that keeping this Agreement in effect and/or disposing of the Pledged Equity Interest in the way stipulated by this Agreement has become illegal or in conflict with such laws, regulations or rules, due to promulgation of or changes in any PRC laws, regulations or rules, or due to any changes in the interpretations or application of such laws, regulations or rules, or due to any change in relevant registration procedures, the Pledgor shall take any action and/or sign any agreement or other documents in accordance with written instructions and reasonable requirements of the Pledgee, so as to:

作为补充，并且不与交易协议及本协议的其它条款相违背，如果在任何时候，由于任何中国法律、法规或规章的颁布或改变，或由于对该等法律、法规或规章的解释或适用的改变，或由于有关登记程序的改变，使质权人认为维持本协议生效及/或以本协议规定的方式处分质押股权变为不合法或与该等法律、法规或规章相违背时，出质人应立即按质权人的书面指令，并根据质权人的合理要求，采取任何行动，和/或签署任何协议或其他文件，以：

(1) maintain the validity of this Agreement;

保持本协议有效；

(2) dispose of the Pledged Equity Interest in the way stipulated under this Agreement; and/or

按照本协议规定的方式处分质押股权；和/或

（3） maintain or realize the intention of this Agreement or the guarantee established herein.

维持或实现本协议设立的意图或设立的担保。

8. Confidentiality Obligations

保密责任

The Parties shall keep this Agreement, the content and existence of this Agreement and all non-public information of the other Party acquired hereby ("confidential information") confidential, and neither Party shall disclose the confidential information to any third party, which also includes relatives or its related parties of one Party, however excluding relevant employees, managements, consultants of the Parties who need to know such confidential information for the purpose of performance of this Agreement (for the avoidance of doubt, the Parties shall inform their relevant employees, managements, consultants of the confidential nature of the confidential information and shall cause such person to be bound by the same terms as this confidential obligation under this Agreement). The term of confidentiality obligation begins from the execution date of this Agreement to the date when Party A agrees to disclose such confidential information.

各方应对本协议、本协议的约定和其存在及由此知悉的对方的所有非公开信息（即“保密信息”）保密，任何一方不得将保密信息透露给任何第三方，该第三方还包括了任何一方的亲属/关联方等，但就履行本协议之目的而需要了解该等保密信息的各方相关员工、高管、顾问等除外（为免疑问，各方应将保密信息的保密性质告知其相关员工、高管、顾问等，并且促使该人员应同样受到本协议保密义务的约束）；保密期限自本协议签署之日起至质权人同意公开此等保密信息之日止。

9. Default Liability

违约责任

9.1 If one Party violates or delays the performance of this Agreement or other Transaction Agreements, or the representations, warranties and commitments made by one Party are untrue, incomplete and misleading, it shall be deemed as a breach of contract.

如一方违反或延迟履行本协议或交易协议的约定或者作出的承诺与保证不真实、不完整存在误导性的均视为违约。

9.2 Unless otherwise agreed in this Agreement, if the breaching Party causes losses to the other Party due to its breach of contract, the breaching Party shall compensate the other Party for all economic losses.

除本协议另有约定外，违约方因违约行为给对方造成损失的，则违约方应赔偿对方所有经济损失。

9.3 If the Pledgor breaches any provision of this Agreement, the Pledgee shall be entitled to exercise the pledge rights in the following ways and notify the Pledgor to immediately make a payment of the loans or other payables under the Transaction Agreements.

如出质人违约的，则质权人有权按照以下方式行使质权，并有权通知出质人立即支付交易协议里的借款或其他应付款等。

（1） When exercising the pledge, the Pledgee shall issue the notice of the breach of contract to the Pledgor. The Pledgee shall be entitled to exercise the rights of pledge upon or after issuing such notice. The ways of exercising the pledge includes but not limited to selling the Pledged Equity Interest at discount, auction, assignment of the Pledged Equity Interest, transfer of the Pledged Equity Interest to the Pledgee or any third party designated by the Pledgee, etc., and the Pledgee shall have priority to receive the compensation from the proceeds therefrom.

质权人行使质权时应向出质人发出违约通知，质权人有权在发出违约通知的同时或之后行使质权，行使质权的方式包括但不限于将质押股权折价、拍卖、出让、质权人自行或指定第三方受让质押股权等方式，并有权就处置质押股权的价款中获得优先受偿。

（2） The Pledgor shall not obstruct the exercise of the pledge by the Pledgee, and the Pledgor shall cooperate to sign relevant documents,

handle necessary formalities and render necessary assistance, so as to assist the Pledgee to realize of the pledge smoothly.

质权人行使质权时，出质人不得对此设置任何障碍，并且应当配合签署相关文件、履行相关手续并给予相关的协助，以使质权人顺利实现质权。

10. Expenses and Costs

费用及开支

All actual expenses related to the establishment and the exercise of the equity interest pledge hereunder, including but not limited to stamp duty, any other tax and all legal fees, shall be borne by the Pledgor.

一切与本协议项下股权质押的设定及质权行使有关的实际开支，其中包括(但不限于)印花税、任何其他税收及全部法律费用等，应由出质人承担。

11. Continuity and Non-waiver

持续性及不弃权

The equity interest pledge set hereunder is a continuous guarantee, of which the validity shall remain in effect until all contractual obligations are fully performed, or all secured debts are fully paid off. Any waiver, grace of the default liabilities granted by the Pledgee to the Pledgor, or any delay by the Pledgee in exercising its rights under the Transaction Agreements and the Agreement, shall not derogate the Pledgee's right to subsequently enforce this Agreement, PRC Laws and the Transaction Agreements, including (i) procuring the Pledgor to strictly perform its obligations under the Transaction Agreements and this Agreement, and (ii) enforcing any rights of the Pledgee arising from breach of the Transaction Agreements and/or this Agreement by the Pledgor.

本协议项下设立的股权质押是一项持续的保证，其有效性应延续至合同义务被完全履行或担保债务被完全清偿时为止。质权人对出质人任何违约的豁免、宽限或质权人延迟行使其在交易协议及本协议项下的任何权利，均不得损害质权人随后执行本协议、中国法律和交易协议的权利，包括（1）促使出质人严格履行交易协议和本协议，以及（2）执行因出质人违反交易协议和/或本协议而产生的质权人的任何权利。

12. Governing Law and Resolution of Disputes

法律适用及争议解决

12.1 The execution, validity, interpretation, performance, amendment, termination, dissolution, resolution of disputes and other matters not specified in this Agreement and its annexes and supplementary agreements shall be implemented in accordance with the relevant applicable laws and regulations of the mainland of the PRC.

本合同及其附件和补充协议订立、效力、解释、履行、变更、终止、 解除、争议的解决以及未规定的事项，均遵照中华人民共和国大陆地区有关法律、法规执行。

12.2 Any disputes arising from the performance of this Agreement or the supplemental agreements thereof shall be settled through friendly negotiation between the disputing Parties. If negotiation fails, the dispute shall be arbitrated in Beijing by China International Economic and Trade Arbitration Commission in accordance with the arbitration rules of such commission in effect at that time. The award of the arbitration shall be final and binding on the Parties. During the period when the dispute is being resolved, the Parties shall continue to implement this Agreement in all other aspects except the disputed matters.

因履行本协议或补充协议产生的任何争议，当事方应友好协商解决，协商不成的，该争议由中国国际经济贸易仲裁委员会并依据该委员会届时有效的仲裁规则在北京进行仲裁，仲裁的结果是终局性的，对各

方均有约束力。争议正在解决期间，除争议的事项外，三方应在所有其它方面继续执行本协议。

13. Notice

通知

Any notices, requests, demands and other communications required by or made in accordance with the Agreement shall be served to the relevant Parties in writing. The abovementioned notice or other communication shall be deemed to have been received: once they are sent if sent by fax or telex; at the time when they are delivered in person if sent personally; and five (5) days after the posting if sent by mail.

本协议要求的或根据本协议作出的任何通知、请求、要求和其他通信往来应以书面形式送达有关方。上述通知或其它通信如以传真或电传形式发送，则一经发出即视为送达；如当面送递，则一经面交即视为送达；如以邮寄形式发送，则在投邮五(5)天后即视为送达。

14. Miscellaneous

其他

14.1 Any amendment, modification and supplement to this Agreement shall come into effect only after the Parties reach a consensus through negotiation and execute a written agreement. In case of any conflict between this Agreement and other agreements previously executed by the Parties or the articles of association of the Target Company, this Agreement shall prevail.

对本协议的任何变更、修改、补充，需经三方协商一致，并签订书面协议，方可生效。本协议与此前签署的其他协议或者目标公司章程冲突的，以本协议约定为准。

14.2 The failure or delay in exercising any certain right under the Agreement shall not constitute a waiver of such right by such Party.

如果任何一方未行使或延迟行使本协议项下的某项权利，不构成该方对此权利的放弃。

14.3 This Agreement shall be binding on successors of the Parties. Without the Pledgee's prior written consent, The Pledgor shall not assign all or part of its rights and obligations under this Agreement to any third party. The Pledgor agrees that the Pledgee may assign all or part of its rights and obligations under this Agreement to a third party at any time after notifying the Pledgor. This Agreement shall remain binding on the third party, the Pledgor and the Target Company.

本协议对三方的继受人均具有效力，未经质权人事先书面同意，出质人不得将本协议项下的权利义务全部或部分进行转让。出质人同意，在通知出质人后，质权人随时可以将其在本协议项下的权利义务全部或部分转让给第三方，本协议的条款对第三方和出质人以及目标公司继续有效。

14.4 The Parties agree to enter into a separate equity interest pledge agreement solely for the purpose of pledge registration upon the request of the Market Supervision and Administration, however such equity interest pledge agreement shall not constitute a substantial agreement between the parties in connection with the equity interest pledge. The rights and obligations of the Parties related to the equity interest pledge under this Agreement shall prevail.

各方同意根据市场监督管理局的要求另行签署一份《质押协议》专门用于办理股权质押登记，但该《质押协议》不构成各方对本协议项下股权质押事宜的实质性协议，各方于本协议项下股权质押事宜相关权利与义务仍以本协议为准。

14.5 This Agreement is written in both Chinese and English, and in the case of any conflict between the two versions, the Chinese version shall prevail.

本协议以中英文书写，若有歧义，以中文版本为准。

14.6 This Agreement shall come into effect upon being signed or sealed by the Parties. This Agreements is made in six counterparts, with each Party holding two copies, which has the same legal effect.

本协议自各方签字或盖章后生效。本协议一式陆份，各方各执贰份，具有同等法律效力。

（No text below/以下无正文）

In witness whereof, this Equity Interest Pledge Agreement is signed by the following Parties on the date and place first above

兹此为证，本股权质押协议由以下各方于文首之日期及地点签署。

Party A (Seal):

Legal Representative/ Authorized Representative (Signature):

甲方（盖章）：

法定代表人/授权代表（签字）

Shanghai Miling Creative Design Co., Ltd.
上海米霆文化创意有限公司

In witness whereof, this Equity Interest Pledge Agreement is signed by the following Parties on the date and place first above

兹此为证，本股权质押协议由以下各方于文首之日期及地点签署。

Party B (Signature/Seal):

Legal Representative/ Authorized Representative (Signature):

乙方（盖章/签字）：

法定代表人/授权代表（签字）：

In witness whereof, this Equity Interest Pledge Agreement is signed by the following Parties on the date and place first above

兹此为证，本股权质押协议由以下各方于文首之日期及地点签署。

Party C (Seal):

Legal Representative/ Authorized Representative (Signature):

丙方（盖章）：

法定代表人/授权代表（签字）